Certification Pursuant to Section 906 of the Sarbanes-Oxley Act


I, Joaquin G. Hofilena, Chief Financial Officer of The First Philippine Fund, Inc. (the "Registrant"), certify that:

         1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:    September 2, 2003          /s/ Joaquin G. Hofilena
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                                    Joaquin G. Hofilena, Chief Financial Officer
                                    (principal financial officer)